Exhibit 99.4

                       SIMON TRANSPORTATION SERVICES INC.
                             (a Nevada corporation)

                             SUBSCRIPTION AGREEMENT

         THIS SUBSCRIPTION AGREEMENT (this "Agreement") is made as of September 30, 2001, by and between Interstate Equipment Leasing, Inc. (the "Subscriber"), and Simon Transportation Services Inc., a Nevada corporation (the "Company" and together with the Subscriber the "Parties").

                                    RECITALS

         WHEREAS, the Company has received certain working capital advances from the Subscriber and the Parties desire to convert the outstanding amount of such advances to equity;

         WHEREAS, the Company has duly authorized the issuance and sale of an aggregate of 300,000 shares of the Company's Series II Preferred Shares, $.01 par value (the "Preferred Shares"), with such rights, preferences, and limitations as are set forth in the Company's Certificate of Designation, attached hereto as Exhibit A (the "Certificate"), and as otherwise afforded holders of preferred shares under the Nevada General Corporation Law; and

         WHEREAS, the Parties wish to reduce to written form the commitments and undertakings contained herein.

         NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants, and undertakings set forth in this Agreement, and subject to the terms and conditions set forth in this Agreement, the Parties hereby agree as follows:

                                      TERMS

         1.       Subscriptions.

                  1.1 Subscriber hereby subscribes for 130,042 Preferred Shares, representing advances by the Subscriber plus accrued interest thereon of $2,080,670 divided by a price of $16.00 per share (the "Subscription").

                  1.2 Subscriber has tendered to the Company the entire purchase price of the shares subscribed for herein through prior advances. The subscription documents shall consist of an executed counterpart of the signature page of this Agreement.

                  1.3 The Parties agree that the Subscription shall be effective as of September 30, 2001, irrespective of the filing date of the Certificate.

         2. Subscriber's Representations and Warranties. Subscriber represents, warrants, acknowledges, and agrees that:

                  2.1 Subscriber is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation.
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                  2.2 Subscriber is authorized and qualified to become a
         stockholder of the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

                  2.3 Subscriber qualifies as an "accredited investor" (as defined under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Act")).

                  2.4 Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company and has obtained sufficient information from the Company to evaluate the merits and risks of an investment in the Company.

                  2.5 Subscriber: (i) is acquiring the shares of the Preferred Shares subscribed for herein for Subscriber's own account for investment only and not with a view to the distribution, resale, or transfer thereof, and as the sole record and beneficial holder thereof;
         (ii) is acquiring such Preferred Shares without any intention of reselling or distributing such Preferred Shares except in accordance with the provisions of the Act and applicable state securities laws and regulations; and (iii) agrees that such Preferred Shares shall not be sold, pledged, hypothecated, donated, or otherwise transferred, whether or not for consideration, by Subscriber except subject to the terms of this Agreement and upon the issuance to the Company of a favorable opinion of its counsel acceptable to the Company and the submission to the Company of such other evidence as may be satisfactory to the Company and its counsel, to the effect that any such transfer shall not be in violation of the Act, applicable state securities laws, or any rules or regulations promulgated thereunder.

3. Company's Representations and Warranties. The Company represents, warrants, acknowledges, and agrees that:

                  3.1 The Company is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation.

                  3.2 The Company has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms and conditions.

                  3.3 The Company has filed all forms, reports, schedules, statements, and documents required to be filed by it with the Securities and Exchange Commission (collectively, the "Company Public Reports"). Each of the Company Public Reports was filed on a timely basis (considering filed extensions) and complied with the Act and the Securities Exchange Act of 1934, as amended, in all material respects. None of the Company Public Reports, as of their respective dates, (or if amended or superseded, at the time of such subsequent filing), contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

                  3.4 All of the outstanding shares of the Preferred Shares have been duly authorized, validly issued, fully paid and nonassessable, are not subject to, and were not issued in violation of, any preemptive (or similar) rights, and are owned, of record and beneficially, by the Company, free and clear of all Liens whatsoever.

                  3.5 The Company will promptly seek any consent, approval, qualification, or authorization necessary in connection with the Company's valid performance of this Agreement.



         4.       Miscellaneous.

                  4.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties (including transferees). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the Parties hereto, or their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  4.2 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which counterparts taken together shall constitute but one and the same instrument. This Agreement shall become binding when one or more counterparts taken together shall have been executed and delivered by the Parties. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any other counterparts.

                  4.3 Severability. In case any one or more of the provisions or parts of a provision contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other provision or part of a provision of this Agreement or any other jurisdiction, but this Agreement shall be reformed and construed in any such jurisdiction as if such invalid, illegal, or unenforceable provision or part of a provision had never been contained herein and such provision or part shall be reformed so that it would be valid, legal, and enforceable to the maximum extent permitted in such jurisdiction.

                  4.4 Entire Agreement and Amendment. This Agreement and the Warrant to Purchase Series II Preferred Shares, both effective September 30, 2001, by and between the Parties, constitute the entire agreement by and between the Parties with respect to the subject matter hereof. Any provision of this Agreement may be amended and the observance thereof may be modified, waived, or terminated in whole or in part (either generally or in a particular instance and either retroactively or prospectively), only by the written consent of (i) as against the Company, only by the Company, and (ii) as against the Subscriber, only by the Subscriber. Any amendment or waiver effected in accordance with clauses (i) and (ii) of this paragraph shall be binding upon the Company and the Subscriber and its or his successors and assigns.

                  4.5 Further Action. Each of the Parties hereto agrees to execute all such further instruments and documents and to take all such further action necessary to effectuate the terms and purposes of this Agreement.

                  4.6 Governing Law. This Agreement and all documents contemplated hereby, and all remedies in connection therewith, and all questions or transactions relating thereto, shall be construed in accordance with and governed by the laws of the State of Nevada.

                  4.7 Notice. Whenever notice is required to be given by any party hereunder, such notice shall be deemed sufficient when delivered personally against receipt or by prepaid, first-class certified mail to the Company or the Subscriber at their addresses set forth on the signature page hereto or to such other address as the

         Company or the Subscriber shall have furnished to the party sending notice.

                  4.8 Survival. All representations, warranties, and covenants herein shall survive the consummation of the transaction contemplated hereby and the delivery of the shares hereunder.

                  4.9 Legend. Certificates representing the shares subscribed for hereunder are subject to stop transfer instructions issued by the Company to the transfer agent prohibiting transfers thereof without registration under the Act or unless an exemption from the registration requirements of the Act is available in the opinion, addressed to the Company, of counsel acceptable to the Company. Certificates evidencing ownership of shares subscribed for hereunder shall bear the following legend:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO ANY STATE SECURITIES LAWS. THESE SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH ARE FIRST REGISTERED PURSUANT TO THE APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR UNLESS THE COPORATION RECEIVES A WRITTEN OPINION OF COUNSEL WHICH OPINION AND COUNSEL ARE SATISFACTORY TO THE CORPORATION, THAT SUCH REGISTRATION IS NOT REQUIRED.

                  4.10 Contingency. The Subscription shall be effective September 30, 2001, but shall be subject to the approval of the Company's stockholders at a meeting properly noticed and held.


                ** REMAINDER OF PAGE INTENTIONALLY LEFT BLANK **

         IN WITNESS WHEREOF, each of the undersigned has signed this Agreement on the date first above written.



THE SUBSCRIBER
INTERSTATE EQUIPMENT LEASING, INC.



By:  /s/ Jerry Moyes
     -------------------------------------
     Jerry Moyes, President

Address:      411 S. 13th Street
              Lincoln, Nebraska  68508



THE COMPANY
SIMON TRANSPORTATION SERVICES INC.



By:  /s/ Jon Isaacson
     -------------------------------------
     Jon Isaacson, Chief Executive Officer

Address:      5175 West 2100 South
              West Valley City, Utah  84120

                                    EXHIBIT A

                      COMPANY'S CERTIFICATE OF DESIGNATION